Exhibit 99.2

I N V E S T O R P R E S E N T A T I ON Sept. 16, 2019 O T C Q X : M D C L

C O N F I D E N T IA L DISCLAIMER This Investor Presentation (this “IP”) is solely for informational purposes and provides certain information about Medicine Man Technologies, Inc. (“MMT” or the “Company”) and potential acquisition targets previously disclosed by MMT. MMT’s filings with the Securities and Exchange Commission (“SEC”) are available to you and you should read the documents MMT has filed with the SEC for more complete information about MMT. We caution recipients of this IP not to place undue reliance on any forward - looking statements included in the presentation. 2 This IP contains "forward - looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Such statements may be preceded by the words "intends," "may," "will," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential" or similar words. Forward - looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward - looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Such risks and uncertainties include, without limitation, risks and uncertainties associated with (i) regulatory limitations on our products and services; (ii) our ability to complete and integrate acquisitions; (iii) general industry and economic conditions; and (iv) our ability to access adequate financing on terms and conditions that are acceptable to us, as well as other risks identified in our filings with the SEC. The Company assumes no obligation to publicly update or revise its forward - looking statements as a result of new information, future events or otherwise. We note that as to all referenced potential acquisitions: (i) we have not performed business, financial, accounting or legal due diligence, (ii) each contemplates entering into a definitive agreement and no such definitive agreement has been executed,(iii) financial information and projections relating to these potential acquisitions is based solely on information provided by the target companies, without review by us or independent verification, and historical financial information of the potential acquisitions targets is unaudited , (iv) each of these potential acquisitions and any projected financial information is subject to substantial risks and uncertainties,(v) completing these acquisitions and executing on our strategy will require MMT to secure additional financing and (vi) completing each of these acquisitions is subject to obtaining regulatory approvals. There can be no assurance that the proposed acquisitions will in fact be consummated on the terms and in the manner previously disclosed or at all. Forward looking statements are dynamic and subject to change. Our forward - looking statements speak only as of the date they are given and do not necessarily reflect our outlook at any other point in time. We do not undertake to update or revise these forward - looking statements. Inevitably some assumptions underlying projections will not materialize and unexpected events and circumstances may affect ultimate financial results. Projections are inherently subject to substantial and numerous uncertainties and to a wide variety of significant business, economic, regulatory, and competitive risks. Actual results achieved may vary materially from the projections or other forward - looking statements. There are substantial risks and uncertainties relating to integrating an acquisition and we contemplate completing and integrating a substantial number of acquisitions which enhances the risks and uncertainties. This IP may include a current summary of the Company, copies of its recent news releases, and reports by securities analysts or others. Opinions, forecasts, projections or other forward - looking statements expressed in those reports are the responsibility of the analysts, journalists and or/the firms they represent and do not necessarily represent the views of the Company. Any third party’s report included in the enclosed material is provided for information purposes only and is not to be construed as indicating the Company’s agreement or disagreement with anything contained therein. Nothing in this IP should be construed as investment advice, nor should it be used to make investment decisions. Recipients are advised to conduct their own due diligence prior to considering a potential transaction involving securities of the Company. No regulatory authority has approved or disapproved of the information contained herein. This IP shall not constitute an offer, nor a solicitation of an offer, nor shall any securities of the Company be offered or sold, in any jurisdiction in which such an offer, solicitation or sale would be unlawful.

I N T R O MEDICINE MAN TECHNOLOGIES PIONEERS IN THE CANNABIS SPACE 3

TIMELINE OF MEDICINE MAN

2009
—
Medicine Man business started by brothers Andy and Pete Williams, beginning with Medicine Man Denver dispensaries

2014
—
Using the expertise from Medicine Man Denver, Williams creates Medicine Man Technologies to offer consulting services to cannabis operators

2015
—
Williams helps start MedPharm Holdings, a pioneering cannabis company specializing in R&D, formulation development, and plant extraction

JAN. 2016
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Medicine Man Technologies goes public on the OTC market (ticker: MDCL), the first CO cannabis company with public trading currency

FEB. 2017
—
MDCL acquires Pono Publications (Three-A-Light cultivation publication) and Success Nutrients (multiple macro/micronutrient blends formulated for plant growth)

SEP. 2018
—
MDCL acquires Big Tomato Hydroponics, a leading supplier of hydroponics and indoor gardening supplies

April 2019
—
House Bill 1090 passes, opening CO cannabis industry to outside investors and enabling increased investment from VC and PE funds

JULY 2019
—
Acquires $21MM investment commitment from Dye Capital

CO Rollup
[2H'2019 and 2020]
—
Create largest vertically integrated operator in CO by merging with premier dispensary, cultivation and manufacturing operators

MEDICINE MAN TECHNOLOGIES 4

— Consolidated company will include 12 cultivations, 7 MIPS and 33 dispensaries, and we believe will be one of the largest cannabis companies in Colorado as measured by revenues ($170M projected FY’19 Revenues) — Collective leadership comprised of the premier group of cannabis operators / pioneers in the country — Vertically integrated company creates opportunity to compete effectively in Colorado market with incumbent operators as well as inevitable influx of outside strategic and financial players — Sharing of best practices will allow for improved operations, revenue enhancements, and increased profitability — Our existing product and brand portfolio will be among the leaders in many growth categories and can be merchandised across dispensary banners — World - class research and development capability to drive new products which improve the human condition — Scale affords the ability to create an integrated back office system, providing a differentiated technology backbone to support our operations and enhance our overall management and operating capabilities THE NEW 5 MEDICINE MAN TECHNOLOGIES

6 Sources: (1) Company provided information (2) Binding Term Sheets BRAND # DISPENSARIES # CULTIVATIONS # MIPS Medicine Man Denver 4 1 0 Los Suenos 0 4 0 Purplebee’s 3 0 1 MedPharm 0 1 1 Canyon LLC 0 0 1 Colorado Harvest Company 3 2 0 Dabble 0 0 1 Medically Correct 0 0 1 Roots Rx 6 2 1 Starbuds 5 1 0 Strawberry Fields 4 1 1 Dispensaries – Other Ownership 8 0 0 Medicine Man Technologies 33 12 7 THE NEW MEDICINE MAN TECHNOLOGIES Signed term sheets would result in the following: — $170MM Revenue , representing one of the largest vertically integrated cannabis companies in Colorado and one of the largest in the country (1) — 33 Dispensaries , representing one of the largest cannabis operators in Colorado, measured by store count (1) — 12 Cultivations , generating >100K pounds of cannabis annually (1) — 7 Product Manufacturers (MIPs) with >100 products across leading growth categories (1) — MedPharm holds 1 of 4 cannabis research and development licenses nationwide (1) — $286MM Total Purchase Price , made up of a combination of cash and stock consideration (2)

THE CANNABIS PIONEERS

OUR NEW TEAM

Following acquisitions, we will create a best in class team to efficiently consolidate and scale operations, bringing together the leading pioneers in cannabis, executive management from some of the largest retailers in the US, and institutional M&A expertise to support future growth.

Decades of Cannabis Experience plus Unique Combination of Skills plus Commitment to Pro Forma Business.



ANDY WILLIAMS
CEO—MDCL, BOARD MEMBER



BOB DEGABRIELLE
CEO—LOS SUEÑOS, BOARD MEMBER



BRIAN RUDEN
CO—CEO—STARBUDS



JIM PARCO
CO—CEO— PURPLEBEE'S



SALLY VANDER VEER
CEO—MEDICINE MAN



ALBERT GUTIERREZ
CEO—MEDPHARM



MORGAN IVERSEN
OWNER, CEO—CANYON



TIM CULLEN
CEO—COLORADO HARVEST



JOSH HINDI
CEO—DABBLE EXTRACTS



BOB ESCHINO
PRESIDENT—MEDICALLY CORRECT

MEDICINE MAN TECHNOLOGIES 7

THE CANNABIS PIONEERS

OUR NEW TEAM

Following acquisitions, we will create a best in class team to efficiently consolidate and scale operations, bringing together the leading pioneers in cannabis, executive management from some of the largest retailers in the US, and institutional M&A expertise to support future growth.

Decades of Cannabis Experience plus Unique Combination of Skills plus Commitment to Pro Forma Business.



RICK SCARPELLO
CEO—MEDICALLY CORRECT



PAM PARCO
CO—CEO PURPLEBEE'S

ROBERT HOLMES
OWNER/FOUNDER—ROOTS RX

STEVEN MILLER
ROOTS RX



TJ JOUDEH
CO—CEO STARBUDS



MIKE KWESSEL
CO—CEO STRAWBERRY FIELDS



RICHARD KWESSEL
CO—CEO STRAWBERRY FIELDS



JOSH HAUPT
CHIEF CULTIVATION OFFICER—MDCL



RALPH MORGAN
CO-FOUNDER—COLORADO HARVEST CO.

MEDICINE MAN TECHNOLOGIES 8

JUSTIN DYE CHAIRMAN OF THE BOARD LEO RIERA BOARD MEMBER NIRUP KRISHNAMURTHY DYE CAPITAL PARTNER LEE DAYTON CAO — MDCL JOE PUGLISE COO — MDCL NANCY HUBER SENIOR VICE PRESIDENT FINANCE — MDCL TODD WILLIAMS CSO — MDCL DAN PABON GENERAL COUNSEL & GOVERNMENT RELATIONS — MDCL OU R NEW TE AM M &A, INTEGRATION AND S T R UCT U RI N G Following acquisitions, we will create a best in class team to efficiently consolidate and scale operations, bringing together the leading pioneers in cannabis, executive management from some of the largest retailers in the US, and institutional M&A expertise to support future growth. Decades of Cannabis Experience plus Unique Combination of Skills plus Commitment to Pro Forma Business. 9

“ ” The natural progression of the modern cannabis industry is consolidation, and our vision for the future of Medicine Man Technologies has always been to bring together a group of experienced cannabis industry pioneers and the leading brands they’ve created. ANDY WILLIAMS CEO, MEDICINE MAN TECHNOLOGIES 10

COLORADO IS AN ATTRACTIVE STARTING POINT. One of the largest, growing markets in the U.S. Source: Marijuana Enforcement Division of Colorado - as of September 3, 2019 11 694 Cultivations* 574 Retail Dispensaries* 288 Product Manufacturers* Colorado was one of the first - movers in cannabis legalization (first retail sales in 2014), creating a mature market filled with experienced operators and companies allowing them to lead development of product trends that younger market have yet to see. Colorado’s regulatory and business competition has settled, and our operators are well - integrated in government affairs with years of experience sitting on advisory boards and committees to help draft legislation

SUBSTANTIAL FUTURE GROWTH OPPORTUNITIES D D D D D D D D D D D D U.S. legal cannabis is expected to be a $22B market by 2022 (1) L e g al Medical Only Medical (CBD) Prohibited D e c r i m i n a l i z e d D 12 Sources: (1) BDS Analytics, Multiple Research Reports Our deep bench of cannabis operators and M&A professionals allows for the opportunity to replicate our vertically integrated business model in other cannabis friendly states

DISPENSARY OPERATIONS (1) — Leading banners, modern facilities, multiple First - and - Main locations across the state 1 2 3 6 7 4 5 Note: (1) Pro - forma of announced acquisitions 13 4 4 4 4 4 4 5 5 6 5 2 3 3 3 6 7 6 6 2 7 5 7 7 7 1 1 2 1 7 5 2 7 7

CULTIVATION 1 3 4 2 O P ER A TI O N S (1) — Leaders across all three asset types (indoor, greenhouse and outdoor grows), using proprietary techniques and equipment 5 ` 1 2 5 1 4 4 3 3 3 3 Other C u l t i v a t i - ons 6 6 6 N Co o n te f : i ( d 1 e ) n P t r i o a - l forma of announced acquisitions 14

MANUFACTURING O P ER A TI O N S (1) — Leaders in all extraction methods (CO2, butane, and ethanol) producing concentrate, edibles, and wellness products including micro - dosing and all - natural options 4 6 2 1 5 5 5 6 3 1 3 4 2 5 Other M a n u f a c t - urers 6 N Co o n te f : i ( d 1 e ) n P t r i o a - l forma of announced acquisitions 15

“ ” This team has been strategically assembled for maximum impact — from my colleagues and myself in tactical plant - touching operations to our colleagues who bring vast experience in M&A and integration. We are confident in this group’s ability to fully take advantage of this first - of - its - kind opportunity.” BOB ESCHINO FOUNDER, MEDICALLY CORRECT 16

L E A D I NG P RODUC T S IN GROWTH CATEGORIES Healthy new product innovation pipeline with available capacity for growth Plan to consolidate sales staff to maximize economies of scale and improve store penetration Product roadmap includes innovation which focused on improving the human condition FLOWER PRODUCTS PRE - ROLL PRODUCTS CONCENTRATE PRODUCTS CHOCOLATE PRODUCTS GUMMY & CANDY PRODUCTS TOPICAL PRODUCTS 17 DEVICE PRODUCTS SUBLINGUAL PRODUCTS

“ ” This well - rounded team has been assembled to include experts from each side of the regulated cannabis and public markets paradigms, and MedPharm Holdings is honored to be joining forces with such thoughtful professionals — many of whom we’ve admired for years. DR. TYRELL TOWLE DIRECTOR OF CHEMISTRY & EXTRACTION, MEDPHARM 18

T H A N K Y O U ! INVESTOR CONTACT INFORMATION: Medicine Man Technologies, Inc. 4880 Havana Street Suite 201 Denver, CO 80239 Investor Relations: 866 - 348 - 1997 ir@medicinemantechnologies.com O T C Q X : M D C L